SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Allspring Funds Trust
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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Asset Allocation Fund
Allspring Spectrum Aggressive Growth Fund
Allspring Spectrum Conservative Growth Fund
Allspring Spectrum Growth Fund
Allspring Spectrum Income Allocation Fund
Allspring Spectrum Moderate Growth Fund (each a “Fund”, together the “Funds”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

November 13, 2025

Information on the Fund’s Sub-Adviser

As a shareholder of your Fund, you are receiving this notice regarding the availability of an information statement (the “Information Statement”) relating to the appointment of Allspring Global Investments (UK) Limited (“Allspring (UK)”) as a new sub-adviser for your Fund, joining your Fund’s existing sub-adviser, Allspring Global Investments, LLC. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of your Fund, you do not need to take any action.

At a meeting held on November 10-12, 2025, the Board of Trustees of Funds Trust (the “Board”) unanimously approved: appointing Allspring (UK) as a new sub-adviser for your Fund effective on or about December 15, 2025 (the “Effective Date”). As of the Effective Date, a portfolio manager of Allspring (UK) will also be added to your Fund who will be responsible for implementing your Fund’s investment strategy. Please consult the Information Statement for additional details.

The Trust and Allspring Funds Management, LLC (“Allspring Funds Management”), your Fund’s investment manager, have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits Allspring Funds Management, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

By sending you this notice, your Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on your Fund’s website at allspringglobal.com. The Information Statement will be available on the website until at least March 15, 2026. You may request a paper or electronic copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

Only one copy of this notice will be delivered to shareholders of your Fund who reside at the same address, unless your Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Allspring Funds at P.O. Box 219967, Kansas City, MO 64121-9967 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Allspring Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

NOT4312 11-25

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ALLSPRING FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Asset Allocation Fund
Allspring Spectrum Aggressive Growth Fund
Allspring Spectrum Conservative Growth Fund
Allspring Spectrum Growth Fund
Allspring Spectrum Income Allocation Fund
Allspring Spectrum Moderate Growth Fund (each a “Fund”, together the “Funds”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

INFORMATION STATEMENT

November 13, 2025

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of your Fund, a series of Funds Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that the Trust and Allspring Funds Management, LLC (“Allspring Funds Management”) have received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits Allspring Funds Management, subject to certain conditions, such as approval by Funds Trust’s Board of Trustees (the “Board”), to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

Appointment of Allspring Global Investments (UK) Limited as Sub-Adviser to your Fund

At a meeting held on November 10-12, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among Funds Trust, on behalf of your Fund, Allspring Funds Management, as investment manager, and Allspring Global Investments (UK) Limited (“Allspring (UK)”), as investment sub-adviser (the “Sub-Adviser”), effective on or about December 15, 2025 (the “Effective Date”). On the Effective Date, Allspring (UK) will be added as a second sub-adviser to your Fund.

Board Considerations of the New Sub-Advisory Agreement

Allspring Asset Allocation Fund

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Asset Allocation Fund, a series of the Trust (the “Asset Allocation Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Asset Allocation Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

1 | Information Statement

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Asset Allocation Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Asset Allocation Fund by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Asset Allocation Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Asset Allocation Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Asset Allocation Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Asset Allocation Fund and comply with all policies of the Asset Allocation Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance

The Board noted that it had received and reviewed performance information for the Asset Allocation Fund since inception, including in connection with the Board’s annual review and approval of the Asset Allocation Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Asset Allocation Fund. The Board noted that it would have the opportunity to review the Asset Allocation Fund’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Asset Allocation Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Asset Allocation Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors

Information Statement | 2

and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Asset Allocation Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Asset Allocation Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Asset Allocation Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Spectrum Aggressive Growth Fund

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Spectrum Aggressive Growth Fund, a series of the Trust (the “Spectrum Aggressive Growth Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Spectrum Aggressive Growth Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

3 | Information Statement

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Spectrum Aggressive Growth Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Spectrum Aggressive Growth Fund by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Spectrum Aggressive Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Spectrum Aggressive Growth Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Spectrum Aggressive Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Spectrum Aggressive Growth Fund and comply with all policies of the Spectrum Aggressive Growth Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance

The Board noted that it had received and reviewed performance information for the Spectrum Aggressive Growth Fund since inception, including in connection with the Board’s annual review and approval of the Spectrum Aggressive Growth Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Spectrum Aggressive Growth Fund. The Board noted that it would have the opportunity to review the Spectrum Aggressive Growth Fund’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Spectrum Aggressive Growth Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Spectrum Aggressive Growth Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board

Information Statement | 4

received and considered information concerning the profitability of Allspring Funds Management from providing services to the Spectrum Aggressive Growth Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Spectrum Aggressive Growth Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Spectrum Aggressive Growth Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Spectrum Conservative Growth Fund

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Spectrum Conservative Growth Fund, a series of the Trust (the “Spectrum Conservative Growth Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Spectrum Conservative Growth Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Spectrum Conservative Growth Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Spectrum Conservative Growth Fund by Allspring (UK) under the New Sub-Advisory

5 | Information Statement

Agreement. The Board noted that the nature and extent of services proposed to be provided to the Spectrum Conservative Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Spectrum Conservative Growth Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Spectrum Conservative Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Spectrum Conservative Growth Fund and comply with all policies of the Spectrum Conservative Growth Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance

The Board noted that it had received and reviewed performance information for the Spectrum Conservative Growth Fund since inception, including in connection with the Board’s annual review and approval of the Spectrum Conservative Growth Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Spectrum Conservative Growth Fund. The Board noted that it would have the opportunity to review the Spectrum Conservative Growth Fund’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Spectrum Conservative Growth Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Spectrum Conservative Growth Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Spectrum Conservative Growth Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Spectrum Conservative Growth Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Information Statement | 6

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Spectrum Conservative Growth Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Spectrum Growth Fund

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Spectrum Growth Fund, a series of the Trust (the “Spectrum Growth Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Spectrum Growth Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Spectrum Growth Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Spectrum Growth Fund by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Spectrum Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Spectrum Growth Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Spectrum Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Spectrum Growth Fund and comply with all policies of the Spectrum Growth Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual

7 | Information Statement

review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance

The Board noted that it had received and reviewed performance information for the Spectrum Growth Fund since inception, including in connection with the Board’s annual review and approval of the Spectrum Growth Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Spectrum Growth Fund. The Board noted that it would have the opportunity to review the Spectrum Growth Fund’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Spectrum Growth Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Spectrum Growth Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Spectrum Growth Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Spectrum Growth Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Spectrum Growth Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Information Statement | 8

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Spectrum Income Allocation Fund

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Spectrum Income Allocation Fund, a series of the Trust (the “Spectrum Income Allocation Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Spectrum Income Allocation Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Spectrum Income Allocation Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Spectrum Income Allocation Fund by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Spectrum Income Allocation Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Spectrum Income Allocation Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Spectrum Income Allocation Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Spectrum Income Allocation Fund and comply with all policies of the Spectrum Income Allocation Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

9 | Information Statement

Investment performance

The Board noted that it had received and reviewed performance information for the Spectrum Income Allocation Fund since inception, including in connection with the Board’s annual review and approval of the Spectrum Income Allocation Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Spectrum Income Allocation Fund. The Board noted that it would have the opportunity to review the Spectrum Income Allocation Fund’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Spectrum Income Allocation Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Spectrum Income Allocation Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Spectrum Income Allocation Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Spectrum Income Allocation Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Spectrum Income Allocation Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Spectrum Moderate Growth Fund

Information Statement | 10

Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Spectrum Moderate Growth Fund, a series of the Trust (the “Spectrum Moderate Growth Fund”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Spectrum Moderate Growth Fund and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services

The Board received and considered various information regarding the nature, extent, and quality of services provided to the Spectrum Moderate Growth Fund by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Spectrum Moderate Growth Fund by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Spectrum Moderate Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Spectrum Moderate Growth Fund by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Spectrum Moderate Growth Fund under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Spectrum Moderate Growth Fund and comply with all policies of the Spectrum Moderate Growth Fund and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.

The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance

The Board noted that it had received and reviewed performance information for the Spectrum Moderate Growth Fund since inception, including in connection with the Board’s annual review and approval of the Spectrum Moderate Growth Fund’s Investment Management Agreement with Allspring Funds Management and its Sub-Advisory Agreement with Allspring Investments. The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Spectrum Moderate Growth Fund. The Board noted that it would have the opportunity to review the Spectrum Moderate Growth Fund’s performance on an on-going basis going forward.

11 | Information Statement

Sub-Advisory fee rate and expenses

The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Spectrum Moderate Growth Fund would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Spectrum Moderate Growth Fund.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability

The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Spectrum Moderate Growth Fund and other funds in the Allspring Fund complex.

Economies of scale

The Board did not review specific information about the potential for economies of scale in the provision of management services to the Spectrum Moderate Growth Fund principally because the Board regards that information as less relevant at the sub-adviser level. The Board noted that in connection with the Board’s annual review of advisory agreements, the Board received and considered information regarding potential economies of scale.

Other benefits to Allspring (UK)

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Spectrum Moderate Growth Fund.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Terms of the New Sub-Advisory Agreement

The material terms of the New Sub-Advisory Agreement, which is attached hereto as Exhibit A, are substantially similar to the material terms of the current sub-advisory agreement with Allspring Global Investments, LLC (“Allspring Investments”). Together with Allspring Investments, your Fund’s existing sub-adviser, and pursuant to the terms of the New Sub-Advisory Agreement, Allspring (UK) will be responsible, subject to the direction and control of Allspring Funds Management and the Board, for investing and reinvesting your Fund’s assets in a manner consistent with the Amended and Restated Declaration of Trust of Funds Trust, the Trust’s registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Allspring (UK) will have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for your Fund.

Information Statement | 12

After an initial two year period, the continuance of the New Sub-Advisory Agreement must be specifically approved at least annually by the vote of (i) the Board or by a vote of the shareholders of your Fund and (ii) a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the investment management agreement between Funds Trust and Allspring Funds Management, and is terminable at anytime without penalty by the Board or by a vote of the majority of the outstanding shares of your Fund, or by Allspring Funds Management or Allspring (UK), on 60 days’ written notice to the other parties.

The New Sub-Advisory Agreement provides that Allspring (UK) shall not be protected against any liability to Funds Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Allspring (UK) is entitled to an annual fee for its investment sub-advisory services to your Fund. All sub-advisory fees are paid by Allspring Funds Management and not your Fund. Because Allspring Funds Management pays Allspring (UK) out of the management fee it receives from your Fund, there is no duplication of advisory fees paid.

Other Related Changes

Portfolio Management. On the Effective Date, the following portfolio manager of Allspring (UK) will be added to your Fund:

Rushabh Amin. Mr. Amin joined Allspring (UK) or one of its predecessor firms in 2019, where he currently serves as a Senior Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring (UK), Mr. Amin was an Analyst in the Multi-Asset and Macro team at Aviva Investors.

Service Providers

Allspring (UK): Principal Executive Officers and Directors

Allspring (UK) is a registered investment adviser located at Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

The name and principal occupation of Allspring (UK)’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE.

■	Andrew Sowerby (Chief Executive Officer and Director)

■	Jonathan Crawford (Chief Compliance Officer)

■	Henriette Louise Pacquement (Director)

■	Charles Spungin (Director)

■	Najam Saqeb (Director)

No Officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Allspring (UK). No Trustee of the Trust has any material direct or indirect interest in Allspring (UK) or any person controlling, controlled by or under common control with Allspring (UK). Since the beginning of your Fund’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Allspring (UK), any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Other Similar Funds Managed by the Sub-Adviser

Allspring (UK) currently provides investment sub-advisory services for similar funds, namely, Allspring Absolute Return Fund and Allspring Real Return Fund. The sub-advisory fees paid to Allspring (UK) for providing sub-advisory services to these funds are paid by Allspring Funds Management, the investment manager to the funds.

Service Providers to Funds Trust

Asset Allocation Fund

Investment Manager and Class-Level Administrator. Allspring Funds Management currently serves as the investment manager and class-level administrator for the Fund.

13 | Information Statement

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Allspring Funds Management for the most recent fiscal year.

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
April 30, 2025
Asset Allocation Fund	$2,695,153	$1,498,898

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Allspring Funds Management for the most recent fiscal year.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
April 30, 2025
Asset Allocation Fund	$2,556,843	$226,434

Brokerage Commissions to Affiliates. For the most recent fiscal year, the Fund paid the following aggregate amount of brokerage commissions on brokerage transactions.

Fiscal Year or Period Ended/Fund	Total Paid to all Brokers
April 30, 2025
Asset Allocation Fund	$574,198

Distributor/Principal Underwriter. Allspring Funds Distributor, LLC (“Funds Distributor”) serves as the distributor and principal underwriter of the Fund. Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2025
Asset Allocation Fund	$18,938	$18,938

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator Class, and Institutional Class shares do not pay 12b-1 fees.

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Asset Allocation Fund
Class C	$112,981	$14,159	$108,822

Spectrum Funds

Investment Manager and Class-Level Administrator. Allspring Funds Management currently serves as the investment manager and class-level administrator for the Funds.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Allspring Funds Management for the most recent fiscal year.

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
April 30, 2025
Spectrum Aggressive Growth Fund	$1,190,746	$44,232
Spectrum Conservative Growth Fund	$439,429	$100,220

Information Statement | 14

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
Spectrum Growth Fund	$420,559	$92,852
Spectrum Income Allocation Fund	$122,449	$133,932
Spectrum Moderate Growth Fund	$915,391	$181,954

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Allspring Funds Management for the most recent fiscal year.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
April 30, 2025
Spectrum Aggressive Growth Fund	$912,869	$13,592
Spectrum Conservative Growth Fund	$421,099	$8,132
Spectrum Growth Fund	$400,001	$9,397
Spectrum Income Allocation Fund	$186,014	$18,003
Spectrum Moderate Growth Fund	$799,367	$36,803

Brokerage Commissions to Affiliates. For the most recent fiscal year, the Fund paid the following aggregate amount of brokerage commissions on brokerage transactions.

Fiscal Year or Period Ended/Fund	Total Paid to all Brokers
April 30, 2025
Spectrum Aggressive Growth Fund	$134,234
Spectrum Conservative Growth Fund	$93,101
Spectrum Growth Fund	$67,110
Spectrum Income Allocation Fund	$56,056
Spectrum Moderate Growth Fund	$154,670

Distributor/Principal Underwriter. Allspring Funds Distributor, LLC (“Funds Distributor”) serves as the distributor and principal underwriter of the Fund. Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year.

Underwriting Commissions[1]
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2025
Spectrum Aggressive Growth Fund	$27,112	$27,112
Spectrum Conservative Growth Fund	$3,893	$3,893
Spectrum Growth Fund	$7,517	$7,517
Spectrum Moderate Growth Fund	$6,205	$6,205
Spectrum Income Allocation Fund	$4,569	$4,569
1.	Compensation to Underwriters may be negative because it is computed from the net of Distribution Fees against Compensation to Broker/Dealer and Other Fees in the table. (Formula: Compensation to Underwriters = Total - Compensation to Broker/Dealer - Other Fees). For some of the Spectrum Funds, the Compensation to Broker/Dealers is higher than the Distribution Fee because both figures include accrual estimates for the period.

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator Class, and Institutional Class shares do not pay 12b-1 fees.

15 | Information Statement

Distribution Fees
Fund	Total Distribution Fees Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Spectrum Aggressive Growth Fund
Class C	$1,353,656	$61,193	$1,292,463
Spectrum Conservative Growth Fund
Class C	$749,423	$28,386	$721,037
Spectrum Growth Fund
Class C	$817,556	$36,497	$781,059
Spectrum Income Allocation Fund
Class C	$413,838	$18,365	$395,473
Spectrum Moderate Growth Fund
Class C	$1,387,383	$28,386	$721,037

General Information

Share Ownership
Please see Exhibit B for a list of persons reflected on the books and records of your Fund as owning of record 5% or more of the outstanding shares of any class of your Fund as of November 3, 2025. Additionally, as of November 3, 2025, the Trustees and Officers of you Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of your Fund and each class of your Fund.

Outstanding Shares

As of November 3, 2025, the Funds had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Allspring Asset Allocation Fund
Class A	74,115,038.017
Class C	810,804.994
Administrator Class	8,249,926.472
Institutional Class	10,843,296.528
Allspring Spectrum Aggressive Growth Fund
Class A	15,514,242.561
Class C	1,914,365.403
Administrator Class	3,512,650.289
Institutional Class	435,402.987
Allspring Spectrum Conservative Growth Fund
Class A	16,544,198.448
Class C	1,614,735.745
Institutional Class	366,093.041
Allspring Spectrum Growth Fund
Class A	11,988,978.868
Class C	2,204,654.563
Institutional Class	163,210.227
Allspring Spectrum Income Allocation Fund
Class A	8,683,200.469
Class C	668,075.488
Institutional Class	227,778.387
Allspring Spectrum Moderate Growth Fund
Class A	24,320,200.848
Class C	2,625,432.647

Information Statement | 16

Fund / Share Class	Number of Shares
Institutional Class	4,643,632.155

Financial Information

The Funds’ annual and semi-annual reports and annual and semi-annual long form financial statements filed on Form N-CSR contain additional performance information about the Funds and are available upon request, without charge, by writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Allspring Funds website at www.allspringglobal.com.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Funds Trust has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to Funds Trust at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

17 | Information Statement

Exhibit A

NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT
AMONG ALLSPRING FUNDS TRUST,
ALLSPRING FUNDS MANAGEMENT, LLC AND
ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED

This AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this 1st day of November, 2021, as amended and restated as of December 6, 2021, by and among Allspring Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Allspring Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Allspring Global Investments (UK) Limited (the “Sub-Adviser”), a private liability company incorporated under the laws of England and Wales with its principal place of business at 30 Moorgate, London EC2R 6PJ.

WHEREAS, this Sub-Advisory Agreement amends and replaces the agreement dated November 1, 2021 previously entered into by and between the parties;

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment management agreement, dated November 1, 2021, between the Adviser and the Trust (the “Management Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto, as it may be amended from time to time (the “Fund”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Management Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund’s investment portfolio as a whole and the Sub-Adviser’s responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender

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offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may

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be required by applicable federal securities laws, the Internal Revenue Code of 1986, as amended, and Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided or procured by the Sub-Adviser to the Trust or the Trust’s authorized representatives as soon as reasonably practicable.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser’s composite performance record for inclusion in Fund documents, (A) the composite performance record of the Sub-Adviser’s executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser’s executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

(f) The Sub-Adviser shall provide its services in accordance with the Sub-Adviser’s Order Execution Policy and the Sub-Adviser’s assessment that the services are suitable for the Adviser and the Fund.

The Adviser confirms that it has read and consents to the Sub-Adviser’s Order Execution Policy. Details of the Sub-Adviser’s Order Execution Policy are set out at https://www.wellscap.com/about-us/investment-teams/wfam-credit-europe.jsp. The Sub-Adviser shall notify the Adviser of any material changes to the Order Execution Policy. Specific instructions from the Adviser in relation to the execution of an order or orders may prevent the Sub-Adviser from following its Order Execution Policy in relation to such order or orders in respect of the elements of execution covered by the instructions.

As provided by the Sub-Adviser’s Order Execution Policy, there is the possibility that the Sub-Adviser may execute orders for transactions outside a regulated market, multilateral trading facility organised trading facility (a “Trading Venue”). The Adviser hereby consents to the Sub-Adviser executing orders outside a Trading Venue.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;

(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;

(c) The Management Agreement; and

(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further

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documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder, including a valid legal entity identifier and update as required.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

The Sub-Adviser shall also require the Adviser to provide the following information (and updates to such information as may have already been provided) relating to the Fund:

(a) the Fund’s financial situation (including its ability to bear losses); and (b) the Fund’s investment objective, including its risk tolerance.

The Sub-Adviser will need to obtain such information in order to make a recommendation or take a decision which is suitable for the Fund. The Sub-Adviser is entitled to assume that the Adviser and/or the Fund (as applicable) has the necessary level of experience and knowledge to understand the risks involved in any transactions related to Investment Advice (as defined in the FCA Rules) provided by the Sub-Adviser or discretionary investment management. Where the Sub-Adviser is providing Investment Advice, the Sub-Adviser may also assume that the Fund (and, where applicable, the Adviser) are able financially to bear any related investment risks consistent with its investment objectives. The reason for assessing suitability is to enable the Sub-Adviser to act in the Adviser and the Fund’s best interests. It is therefore important that the Adviser provides accurate and up-to-date information. Where the Adviser has not provided the Sub-Adviser with such information, the Sub-Adviser shall be under no obligation to provide the applicable service.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;

(b) The Sub-Adviser’s most recent balance sheet; and

(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder to the extent that it is lawful to do so and the Sub-Adviser is not otherwise prohibited from making such disclosure; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

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(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder;

(f) the rules and regulations of any applicable regulator (including, without limitation, the rules of the FCA (“FCA Rules”), the rules of any relevant exchange and any other laws or regulations (whether of the UK, European Union, European Economic Authority, third country or transnational) applicable to the Sub-Adviser in the provision of services to the Adviser and the Trust (“Applicable Regulation”); and

(g) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund’s assets.

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Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of the Sub-Adviser’s Conflict of Interest Policy. Subject to this policy, it is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser’s obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. The Sub-Adviser may also keep records of electronic communications between the Sub-Adviser and the Adviser.

All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

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This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Communications. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 30 Moorgate, London EC2R 6PJ.

The Sub-Adviser may be required from time to time to provide the Adviser with certain information in a “durable medium”, pursuant to Applicable Regulation. Such information may include information relating to the Sub-Adviser and its services, the nature and risks of certain financial instruments, safeguarding of financial instruments and holding of client money, costs and associated charges and its Order Execution Policy. The Adviser specifically consents to the provision by the Sub-Adviser of such information where not personally addressed to the Adviser and (where permitted by Applicable Regulation) by means of a website.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be

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governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory and portfolio management services specified in Section 2(a) above.

Section 21. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

ALLSPRING FUNDS TRUST
on behalf of the Fund
By:
Name: Matthew Prasse
Title: Secretary

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name: Andrew Owen
Title: President and CEO

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
By:
Name: Deirdre Flood
Title: Director and CEO

APPENDIX A

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
SUB-ADVISORY AGREEMENT
ALLSPRING FUNDS TRUST

Allspring Real Return Fund
Allspring Alternative Risk Premia Fund
Allspring Asset Allocation Fund1
Allspring Core Plus Bond Fund
Allspring Diversified Income Builder Fund
Allspring Income Plus Fund
Allspring Managed Account CoreBuilder Shares - Series CP
Allspring Managed Account CoreBuilder Shares - Series SP
Allspring Short-Term Bond Plus Fund
Allspring Spectrum Aggressive Growth Fund2
Allspring Spectrum Conservative Growth Fund3
Allspring Spectrum Growth Fund4

Information Statement | A-8

Allspring Spectrum Income Allocation Fund5
Allspring Spectrum Moderate Growth Fund6

Approved as of November 11, 2025

1On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Asset Allocation Fund, effective on or about December 15, 2025.
2On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Spectrum Aggressive Growth Fund, effective on or about December 15, 2025.
3On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Spectrum Conservative Growth Fund, effective on or about December 15, 2025.
4On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Spectrum Growth Fund, effective on or about December 15, 2025.
5On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Spectrum Income Allocation Fund, effective on or about December 15, 2025.
6On November 11, 2025 the Board of Trustees of Allspring Funds Trust approved the appointment of Allspring Global Investments (UK) Limited as sub-adviser to the Allspring Spectrum Moderate Growth Fund, effective on or about December 15, 2025.

A-9 | Information Statement

Exhibit B

Principal Holders of Fund Shares. Set forth below as of November 3, 2025, is the name, address and share ownership of each person with record ownership of 5% or more of a class of each Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by Funds Trust to have beneficial ownership of such shares.

Principal Fund Holders
Asset Allocation Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	39.64%
Asset Allocation Fund Class A
Wells Fargo Clearing Services LLC Special Custody Account for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	50.29%
MLPF&S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Fl Jacksonville, FL 32246-6484	8.15%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	8.03%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	6.16%
Asset Allocation Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	52.58%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	13.17%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	7.74%
Asset Allocation Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account Exclusive Benefit of Customers Reinvest Acct 211 Main Street San Francisco, CA 94105-1901	57.29%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5.54%

B-1 | Information Statement

Principal Fund Holders
Asset Allocation Fund Institutional Class
MLPF&S for Sole Benefit of its Customers Attn: Fund Administration 4800 Deerlake Dr E 2nd Floor Jacksonville, FL 32246-6484	19.21%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	18.86%
UBS WM USA OMNI Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	14.51%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	13.54%
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105-1901	7.36%
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.43%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5.16%
Spectrum Aggressive Growth Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	33.32%
Spectrum Aggressive Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	45.92%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	21.71%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	6.61%
Spectrum Aggressive Growth Fund Class C
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	39.78%

Information Statement | B-2

Principal Fund Holders
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	16.62%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15.82%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	5.34%
Spectrum Aggressive Growth Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account Exclusive FBO the Customers 211 Main Street San Francisco, CA 94105-1901	54.04%
Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	39.45%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	5.18%
Spectrum Aggressive Growth Fund Institutional Class
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	24.67%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	24.05%
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	16.66%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	11.18%
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	7.15%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.14%
Spectrum Conservative Growth Fund Fund Level

B-3 | Information Statement

Principal Fund Holders
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	37.43%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	33.15%
Spectrum Conservative Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	41.92%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	37.12%
Spectrum Conservative Growth Fund Class C
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	40.02%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	20.02%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	17.85%
Spectrum Conservative Growth Fund Institutional Class
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	25.75%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	17.54%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	17.08%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	15.69%
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	6.20%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5.31%

Information Statement | B-4

Principal Fund Holders
Spectrum Growth Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	31.94%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	27.11%
Spectrum Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	38.25%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	32.46%
Spectrum Growth Fund Class C
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	45.49%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	13.86%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	9.20%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	7.94%
Spectrum Growth Fund Institutional Class
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	31.36%
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	22.32%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	21.88%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	9.91%

B-5 | Information Statement

Principal Fund Holders
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	8.60%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5.47%
Spectrum Income Allocation Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	49.39%
Spectrum Income Allocation Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	54.48%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	25.04%
Spectrum Income Allocation Fund Class C
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	31.05%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	24.13%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	17.75%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	6.18%
Spectrum Income Allocation Fund Institutional Class
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	43.03%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	26.46%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	13.76%

Information Statement | B-6

Principal Fund Holders
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	12.57%
Spectrum Moderate Growth Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	36.47%
Spectrum Moderate Growth Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	47.38%
American Enterprise Investment Svc 707 2nd Ave South Minneapolis, MN 55402-2405	28.66%
Spectrum Moderate Growth Fund Class C
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	33.49%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	24.43%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	17.08%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	8.30%
Spectrum Moderate Growth Fund Institutional Class
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	69.05%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	7.09%
Attn: Mutual Fund Administrator C/O Principal Financial ID 636 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5.99%

INFO4312 11-25

B-7 | Information Statement

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